LifeVantage Appoints Mark Jaggi New Chief Financial Officer

Salt Lake City, UT, August 24, 2015, LifeVantage Corporation (Nasdaq: LFVN), announced today that Mark Jaggi has been appointed Chief Financial Officer for the company effective August 24, 2015.

Mr. Jaggi is a highly experienced finance and operations executive, having spent the past 20 years in lead financial, operational, and strategic planning roles. Most recently, Mr. Jaggi served as Chief Financial Officer at TwinLab Consolidated Holdings, where he led and supported their debt and equity financing, as well as the financial and operational decision-making in all areas of the business.

Prior to TwinLab Consolidated Holdings, Mr. Jaggi served as Chief Executive Officer and Chief Financial Officer at Summit Industries, a manufacturer and marketer of pharmaceutical and non-regulated liquid and cream solutions. Prior to Summit Industries, Mr. Jaggi was Chief Financial Officer at O’Sullivan Industries, where he led the international financial processes including analysis, accounting operations, reporting, forecasting and auditing within the consumer products industry. Mr. Jaggi began his career in finance at Ford Motor Company serving in product development vehicle line finance, acquisitions, and sales and marketing.

“The opportunity to join LifeVantage, with its high-quality products and Distributors, was a compelling opportunity for me,” said Jaggi. “I look forward to helping the company leverage its underlying strengths including the science-based product offering, the distributor field, its healthy balance sheet, and solid base of operations. I am excited to be joining this executive management team that is united in the goal of significantly improving the financial performance at LifeVantage.”

“Mark Jaggi brings the perfect mix of business acumen and financial expertise to the company,” said LifeVantage President and Chief Executive Officer Darren Jensen. “His years of experience in the nutritional supplement industry as a finance and operations executive, and within growing, publicly traded companies gives Mark a clear understanding of what needs to be accomplished to successfully and responsibly position LifeVantage for long-term sustainable growth.”

About LifeVantage Corporation
LifeVantage Corporation (Nasdaq: LFVN), is a science based network marketing company dedicated to visionary science that looks to transform health, wellness and anti-aging internally and externally at the cellular level. The company is the maker of Protandim®, the Nrf2 Synergizer® patented dietary supplement, the TrueScience™ Anti-Aging Skin Care Regimen, Canine Health, and the AXIO™ energy product line. LifeVantage was founded in 2003 and is headquartered in Salt Lake City, Utah.

Forward Looking Statements
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John Mills (646) 277-1254
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